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                             NEW ENGLAND ZENITH FUND

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                                    NEW ENGLAND ZENITH FUND

                       (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):
[x]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount previously paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed: _____________

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                             NEW ENGLAND ZENITH FUND
                    STATE STREET RESEARCH MONEY MARKET SERIES
                    STATE STREET RESEARCH BOND INCOME SERIES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 21, 2001

To the Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of the State Street Research Money Market Series ("Money Market") and the State Street Research Bond Income Series ("Bond Income") of New England Zenith Fund (the "Trust") will be held at the offices of New England Life Insurance Company, 501 Boylston Street, Boston, Massachusetts 02116, on November 21, 2001 at 2:00 p.m. (Boston time) for the following purposes:

      1. Proposal 1 -- To approve, with respect to Money Market, a new subadvisory agreement between MetLife Advisers, LLC (the "Adviser") and State Street Research & Management Company (the "Subadviser").

      2. Proposal 2 -- To approve, with respect to Bond Income, a new subadvisory agreement between the Adviser and the Subadviser.

      3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


                               By order of the Board of Trustees of the Trust,



                               Thomas M. Lenz, Secretary

October 22, 2001

                             YOUR VOTE IS IMPORTANT

         PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION
                     FORM PROMPTLY IN THE ENCLOSED POSTAGE-
               PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
               AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU
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                               ATTEND THE MEETING.
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                             NEW ENGLAND ZENITH FUND

                    STATE STREET RESEARCH MONEY MARKET SERIES
                    STATE STREET RESEARCH BOND INCOME SERIES

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the special meeting (the "Meeting") of shareholders (the "Shareholders") of the State Street Research Money Market Series ("Money Market") and the State Street Research Bond Income Series ("Bond Income," with Money Market and Bond Income individually being referred to herein as "a Series" and collectively being referred to herein as "the Series") of the Trust. The Meeting will be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116 on November 21, 2001 at 2:00 p.m. (Boston time) and at any adjournment or adjournments thereof. This Proxy Statement and its enclosures are being mailed to Shareholders beginning on or about October 22, 2001. Shareholders of record at the close of business on August 31, 2001 (the "Record Date") are entitled to vote on the proposal that relates to their Series, as set forth below.

I. THE PROPOSALS

The following table indicates which proposals relate to which Series:

    Proposal:                       Series:
    ---------                       -------
    Proposal 1                      Money Market

    Proposal 2                      Bond Income

      As described in the following section, Proposal 1 relates to the proposed approval of a new subadvisory agreement between the Trust's investment adviser, MetLife Advisers, LLC (the "Adviser") and State Street Research & Management Company ("State Street") for Money Market, and Proposal 2 relates to the proposed approval of a new subadvisory agreement between the Adviser and State Street for Bond Income.

II. INTRODUCTION

      The Trust is an open-end management investment company organized in 1987 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is a series-type company with 14 investment portfolios. Each Series is one of those portfolios. Prior to July 1, 2001, Back Bay Advisors, L.P. ("Back Bay") acted as subadviser to each Series pursuant


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to a subadvisory agreement dated October 30, 2000 between Back Bay and the
Adviser (each, a "Previous Subadvisory Agreement").

      On June 28, 2001, the Trustees approved a new subadvisory agreement (each, a "New Subadvisory Agreement") between the Adviser and State Street with respect to each Series, which agreements will take effect upon approval by the Shareholders. In connection with the appointment of State Street pursuant to the New Subadvisory Agreements, and in light of the decision by Back Bay's parent company to discontinue Back Bay's operations, the Trustees terminated the Previous Subadvisory Agreements, and as of July 1, 2001, Back Bay no longer served as subadviser to the Series.

      The Investment Company Act of 1940, as amended (the "1940 Act") generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written contract that has been approved by a majority of the fund's outstanding voting shares (as defined in the 1940 Act), as well as by a vote of a majority of the trustees of the fund who are not parties to such contract or interested persons of any party to such contract. The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the relevant New Subadvisory Agreement for each Series, so that State Street can manage the Series on a going-forward basis. Accordingly, pursuant to Proposal 1 and Proposal 2, the Trustees are proposing that the Shareholders of each Series approve the relevant New Subadvisory Agreement at the Meeting so that such agreements can become effective pursuant to the 1940 Act.

      State Street is currently serving as subadviser to the Series pursuant to interim subadvisory agreements between the Adviser and State Street as permitted by Rule 15a-4 under the 1940 Act, and State Street will continue to serve as subadviser to the Series upon Shareholder approval of the New Subadvisory Agreements. Each interim subadvisory agreement was effective as of July 1, 2001, and each such agreement will terminate upon the effectiveness of the relevant New Subadvisory Agreement.

III. THE AGREEMENTS

Description of the Advisory Agreement

      The Adviser currently serves as investment adviser to each Series pursuant to an advisory agreement between the Adviser and the Trust dated August 30, 1996 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services.

      Under the Advisory Agreement, a management fee is payable by each Series to the Adviser at the annual rate of (i) 0.35% of the first $1 billion of average daily net assets, 0.30% of the next $1 billion of average daily net assets and 0.25% of average daily net assets in excess of $2 billion for Money Market and (ii) 0.40% of the first $1 billion of average daily net assets, 0.35% of the second $1 billion of average daily net assets, 0.30% of the third $1 billion of


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average daily net assets and 0.25% of average daily net assets in excess of $3 billion for Bond Income. For the fiscal year ended December 31, 2000, the aggregate management fees payable by Money Market and Bond Income to the Adviser under the Advisory Agreement were $774,127 and $1,096,230, respectively.

      NO CHANGE IN THE MANAGEMENT FEE PAYABLE BY EACH SERIES TO THE ADVISER PURSUANT TO THE ADVISORY AGREEMENT IS PROPOSED.

Description of the Previous Subadvisory Agreements

      Under the Previous Subadvisory Agreements, the Adviser delegated its portfolio management responsibilities for each Series to Back Bay. The Previous Subadvisory Agreements required Back Bay to manage the investment and reinvestment of the assets of the Series, subject to the supervision of the Adviser. Under the terms of the Previous Subadvisory Agreements, Back Bay was authorized to effect portfolio transactions for each Series, using its own discretion and without prior consultation with the Adviser. Back Bay also was required to report periodically to the Adviser and the Trustees.

      Under the Previous Subadvisory Agreements, an investment subadvisory fee was payable by the Adviser to Back Bay at the annual rate of (i) 0.15% of the first $100 million of average net assets and 0.10% of average net assets in excess of $100 million for Money Market and (ii) 0.25% of the first $50 million of average net assets, 0.20% of the next $200 million of average net assets and 0.15% of average net assets in excess of $250 million for Bond Income. For the fiscal year ended December 31, 2000, the aggregate investment subadvisory fees paid by the Adviser to Back Bay under the Previous Subadvisory Agreements and their predecessors were $271,181 for Money Market and $561,088 for Bond Income. Neither Series paid a fee to Back Bay under the Previous Subadvisory Agreements.

      The Trustees approved the Previous Subadvisory Agreements at a meeting held on August 3, 2000. Shareholders of each Series approved the Previous Subadvisory Agreements at a meeting held on October 30, 2000. The purpose of the submission of the Previous Subadvisory Agreements for Shareholder approval at such time was to approve their continuance following the acquisition of Back Bay's parent company, Nvest Companies, L.P., by CDC Asset Management.

Description of the New Subadvisory Agreements

      The New Subadvisory Agreements for Money Market and Bond Income are attached to this Proxy Statement as Appendix A and Appendix B, respectively. The next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreements, but for a complete understanding of these agreements, you should read Appendixes A and B.

      The New Subadvisory Agreements require State Street to manage the investment and reinvestment of the assets of each Series, subject to the supervision of the Adviser. Under the


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terms of the New Subadvisory Agreements, State Street would be authorized to effect portfolio transactions for the Series in its discretion and without prior consultation with the Adviser. State Street would be required to report periodically to the Adviser and the Trustees. Under the New Subadvisory Agreements, the Adviser would compensate State Street at an annual rate of (i) 0.15% of the first $100 million of average daily net assets and 0.075% of average daily net assets in excess of $100 million for Money Market and (ii) 0.20% of the first $250 million of average daily net assets and 0.15% of average daily net assets in excess of $250 million for Bond Income.

      THE SUBADVISORY FEE PAYABLE BY THE ADVISER TO STATE STREET WITH RESPECT TO EACH SERIES PURSUANT TO THE RELEVANT NEW SUBADVISORY AGREEMENT THUS WOULD BE LESS THAN THE SUBADVISORY FEE THAT WAS PAYABLE TO BACK BAY UNDER THE PREVIOUS SUBADVISORY AGREEMENT FOR SUCH SERIES.

      Each New Subadvisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Series and (ii) by vote of a majority of the Trustees who are not interested persons, as defined in the 1940 Act, of the Trust, the Adviser or State Street, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a New Subadvisory Agreement must be approved by the Adviser and State Street and, if required by law, by vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or State Street, cast in person at a meeting called for the purpose of voting on such approval, and/or by vote of a majority of the outstanding voting securities of the relevant Series.

      Each New Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Series, upon 60 days' written notice to State Street,
(ii) by State Street upon 60 days' written notice to the Adviser and the Trust, or (iii) if approved by the Trustees, by the Adviser upon 60 days' written notice to State Street. Each New Subadvisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.

      Each New Subadvisory Agreement provides that State Street and its officers, partners, managing directors, employees, affiliates and agents (the "Indemnified Parties") shall not be subject to any liability in connection with the performance of services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of an Indemnified Party's duties or by reason of reckless disregard by an Indemnified Party of its obligations and duties thereunder. Furthermore, the Adviser has agreed to indemnify State Street for any loss (i) arising from Shareholder claims that are not based upon the obligations of State Street with respect to the relevant Series under each New Subadvisory Agreement or (ii) resulting from any failure by the Adviser to inform State Street of certain changes in state insurance regulations or in the policies and guidelines of the Adviser or the Trustees.


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
Comparison of Previous and New Subadvisory Agreements

      Each New Subadvisory Agreement is similar to the Previous Subadvisory Agreement for the relevant Series, except for (i) references to Back Bay have been changed to references to State Street, (ii) lower subadvisory fee rates (as described previously) and (iii) certain other minor differences. If each New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2000, the subadvisory fees payable to State Street for this period would have been $240,885 for Money Market and $536,087 for Bond Income, which amounts would be 11.2% lower for Money Market and 4.5% lower for Bond Income than the aggregate subadvisory fees that were paid to Back Bay under the Previous Subadvisory Agreements and their predecessor agreements during this period. The advisory fee payable by each Series to the Adviser would have been the same whether the New Subadvisory Agreements or the Previous Subadvisory Agreements had been in effect during the fiscal year ended December 31, 2000.

Basis for the Trustees' Recommendation

      The Trustees determined at a meeting held on June 28, 2001 to recommend that Shareholders vote to approve the New Subadvisory Agreements.

      In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Trust's advisory or subadvisory agreements as in effect from year to year. The Trustees considered information about, among other things:

- State Street and its personnel (including particularly those personnel with responsibilities for providing services to the Series), resources, policies and investment process;

- the terms of the New Subadvisory Agreements (including the reduction in subadvisory fees, as described previously);

- the scope and quality of the services that State Street could provide to the Series;

- the investment performance of the Series and of similar funds advised or subadvised by other advisers;

- the subadvisory fee rates payable for the Series and for similar funds advised or subadvised by State Street, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information regarding fee schedules for other funds advised or subadvised by State Street that have investment objectives similar to those of the Series);

- the total expense ratios of the Series and of similar funds managed by other advisers; and

- State Street's practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Series, and the brokers' and dealers' provision of brokerage and research services to State Street (see the section entitled "Portfolio Transactions and Brokerage" below for more information about these matters).

      In connection with the change of subadviser for each Series, the Series's names were changed, effective July 1, 2001, from "Back Bay Advisors Money Market Series" to "State


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
Street Research Money Market Series" and from "Back Bay Advisors Bond Income Series" to "State Street Research Bond Income Series".

      In determining to approve the appointment of State Street as subadviser to each Series, the Trustees considered numerous additional factors that they considered relevant, including extensive information about the Series, State Street's management style and State Street's proposed approach to managing each Series's portfolio, including information about State Street's organizational structure, compliance procedures and financial condition.

      The Trustees also took into account State Street's substantial experience and reputation as a manager of equity and fixed income investments, along with the prominence of the State Street name in the marketplace for investment advice, as possible factors that might enhance the marketability of the insurance products that invest in each Series, and thus lead to growth in the size of each Series, although such growth cannot be assured.

      After carefully considering the information summarized above, the Trustees unanimously voted to approve the New Subadvisory Agreement for each Series and to recommend that the Shareholders vote to approve the New Subadvisory Agreement for their Series.

Changes in Investment Style

      The investment approach used by State Street in managing the Series is expected to be similar to the approach previously used by Back Bay. More information regarding State Street's management of the Series is presented below.

      At the meeting on June 28, 2001, the Trustees voted to change the investment objective of the Series in connection with the appointment of State Street as subadviser of the Series. The investment objective of Money Market was changed from "highest possible level of current income consistent with preservation of capital" to "high level of current income consistent with preservation of capital". The investment objective of Bond Income was changed from "a high level of current income consistent with protection of capital" to "a competitive total return primarily from investing in fixed-income securities". Nevertheless, as noted above, State Street's investment approach is expected to be similar to the approach previously used by Back Bay.

      For Money Market, the management process and types of investments are expected to remain largely the same. State Street will continue to invest Money Market's assets in high quality securities with short maturities. State Street has informed the Trust that it expects to invest a greater portion of Money Market's assets in asset-backed securities and Rule 144A securities than was the case under Back Bay.

      For Bond Income, the management process and types of investments also are expected to remain largely the same. State Street will continue to invest Bond Income's assets primarily in


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high quality fixed income securities and, as was previously permitted, also may invest in lower rated fixed income securities (also known as "junk bonds") and foreign securities.

Shareholder Voting

      Shareholders of a Series may vote only with regard to the New Subadvisory Agreement for such Series. Shareholders of a Series vote together with regard to the New Subadvisory Agreement for such Series regardless of the Class of shares held.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF MONEY MARKET VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT FOR MONEY MARKET (PROPOSAL 1) AND THAT THE SHAREHOLDERS OF BOND INCOME VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT FOR BOND INCOME (PROPOSAL 2).

      For each Series, the vote required to approve the New Subadvisory Agreement is the lesser of (i) 67% of the shares of such Series that are present at the Meeting, if the holders of more than 50% of the shares of such Series outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of such Series outstanding on the Record Date. If the required vote is not obtained for a Series, the Trustees will consider what other actions to take in the best interests of such Series.

IV. INFORMATION ABOUT STATE STREET

State Street's Operations

      State Street has provided the following information regarding its operations to the Trust.

      State Street is a professional investment management firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. State Street has provided investment advisory services since 1924. As of August 31, 2001, State Street had approximately [$49 billion] in total assets under management. State Street is a Delaware corporation that is headquartered at One Financial Center, Boston, Massachusetts 02111. State Street is a wholly-owned subsidiary of SSRM Holdings, Inc., a Delaware corporation, which is in turn a wholly-owned subsidiary of Metropolitan Tower Corp., a Delaware corporation, which is in turn a wholly-owned subsidiary of Metropolitan Life Insurance Company, a New York stock life insurance company ("MetLife") which is in turn a wholly-owned subsidiary of MetLife, Inc., a publicly traded Delaware corporation. Richard S. Davis is Chairman of the Board, President, Chief Executive Officer and Director of State Street, James M. Weiss is Executive Vice President and Director of State Street. The address of SSRM Holdings, Inc., and Messrs. Davis and Weiss is One Financial Center, Boston, Massachusetts 02111. The address of Metropolitan Tower Corp., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.


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
Portfolio Transactions and Brokerage

      State Street has provided the Trust with the following information regarding portfolio transactions and brokerage for the Series.

      Portfolio transactions for each Series will be placed with those securities brokers and dealers that State Street believes will provide the best value in transaction and research services for the Series, either in a particular transaction or over a period of time. State Street does not currently have any registered broker-dealer affiliates.

      In valuing brokerage services, State Street makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

      Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, State Street makes a judgment of the usefulness of research and other information provided by a broker to State Street in managing the Series's investment portfolio. In some cases, the information (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker, but typically the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, which information may be useful to State Street in advising the Series.

      State Street will be the principal source of information and advice to the Series and will be responsible for making and initiating the execution of the investment decisions for the Series. The Trustees recognize, however, that it is important for State Street, in performing its responsibilities to the Series, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Series to take into account the value of the information received for use in advising the Series. Consequently, the commission paid to brokers providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of State Street in providing management services to the Series will not be determinable. In addition, it is understood by the Trustees that other clients of State Street might also benefit from the


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information obtained for the Series, in the same manner that the Series might also benefit from information obtained by State Street in performing services for other State Street clients.

V. OTHER INFORMATION

Solicitation of Proxies

      Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by Trustees or officers of the Trust or by employees or agents of the Adviser, State Street or their affiliates. In addition, Proxy Services Corporation has been engaged to assist in the solicitation of proxies, at an estimated cost of less than $100,000. You may give voting instructions by returning the enclosed Voting Instructions Card, by calling 1-888-776-5660, or by visiting www.proxyvoting.com/nef. All costs of the Meeting, including the costs of soliciting proxies, will be paid by the Trust.

Voting and Tabulation of Proxies

      Timely, properly executed proxies will be voted as you instruct. If you return an executed proxy and no choice is indicated, your proxy will be voted in favor of the relevant proposals as set forth in the attached Notice of Special Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

      The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (i) variable life insurance contracts offered by MetLife and New England Financial and (ii) certain variable annuity contracts, including group annuity contracts, of MetLife and New England Financial.

      All shares of the Series owned by NEVL Account and NEVA Account (as such terms are defined below) are attributable to variable life insurance policies and variable annuity contracts issued by New England Financial or to charges assessed by New England Financial against those policies and contracts. New England Financial has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct New England Financial as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of the Series attributable to such policies and contracts for which no Owner instructions have been received by New England Financial and all shares of the Series attributable to charges assessed by New England Financial against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner


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
instructions have been received by New England Financial with respect to policies or contracts issued by such separate accounts.

      All shares of the Series held by TNE Account (as defined below) are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by TNE Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife.

      All shares of the Series owned by UL Account (as such term is defined below) are attributable to variable life insurance policies issued by MetLife or to charges assessed by MetLife against those policies. MetLife has agreed that each owner of such a policy (a "MetLife Owner") will be permitted to instruct MetLife as to how shares of the Trust attributable to the policies owned by such MetLife Owner should be voted at meetings of Trust Shareholders. With respect to this separate account, all shares of the Series attributable to such policies for which no MetLife Owner instructions have been received by MetLife and all shares of the Series attributable to charges assessed by MetLife against such policies will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which MetLife Owner instructions have been received by MetLife with respect to policies issued by such separate account.

Information About the Adviser and the Trust

      The Adviser is a Delaware limited liability company. New England Life Holdings, Inc. ("NELHI") owns all of the voting interests in the Adviser. NELHI is a wholly-owned subsidiary of New England Financial, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, which in turn is a wholly-owned subsidiary of MetLife, Inc., a publicly traded Delaware corporation. The members of the Adviser, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which the Adviser serves as investment adviser. The Chairman of the Board and President of the Adviser is Anne M. Goggin. Ms. Goggin and John F. Guthrie, Jr. are the Adviser's managers. Ms. Goggin is the Chairman of the Board and President of the Trust, and her principal occupation is Senior Vice President and General Counsel of New England Financial. Mr. Guthrie is a Senior Vice President of the Trust, and his principal occupation is Vice President of New England Financial. The address of the Adviser, New England Life Holdings, Inc., New England Financial, the Trust, Ms. Goggin and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife, MetLife Holdings and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

      A COPY OF THE ANNUAL REPORT OF THE TRUST FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2001 MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 356-5015 OR BY WRITING TO THE SECRETARY OF THE TRUST AT THE TRUST'S ADDRESS AS LISTED IN THE PRECEDING PARAGRAPH.


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


Number of Shares

      Shares of the various series of the Trust are available for purchase only by separate accounts established by New England Financial, MetLife and their affiliates. The Trust serves as the investment vehicle for variable insurance, variable annuity and group annuity products of New England Financial, MetLife or their affiliates. Shares of the various series of the Trust are not offered for direct purchase by the investing public.

      All Shareholders of record on the Record Date are entitled to one vote for each dollar (and a fractional vote for any fractional dollar) of beneficial interest of a Series held as of that date. The number of shares of beneficial interest of each Series issued and outstanding as of the Record Date and the total value of such shares is as follows:

                                                              VALUE OF SHARES
                                     SHARES OUTSTANDING        OUTSTANDING ON
SERIES                                 ON RECORD DATE           RECORD DATE
------                               ------------------       ---------------
Money Market ..................         [         ]             [         ]
Bond Income ...................         [         ]             [         ]

TOTAL..........................         [         ]             [         ]


Record Ownership

      As of the Record Date, all of the shares of the Series were owned by either: (i) New England Variable Life Separate Account ("NEVL Account"), a separate account of New England Financial; (ii) The New England Variable Account ("TNE Account"), a separate account of MetLife; (iii) New England Variable Annuity Separate Account ("NEVA Account"), a separate account of New England Financial; and (iv) Metropolitan Life Separate Account UL ("UL Account"), a separate account of MetLife. The shares, dollar values and percentages of the Series held by these entities are set forth below.

                          NEVL ACCOUNT                           TNE ACCOUNT                             NEVA ACCOUNT
                -----------------------------------   -----------------------------------     -----------------------------------
                NUMBER OF   VALUE OF        %         NUMBER OF   VALUE OF        %           NUMBER OF   VALUE OF        %
                ---------   --------  -------------   ---------   --------  -------------     ---------   --------  -------------
   SERIES        SHARES      SHARES    OUTSTANDING     SHARES      SHARES    OUTSTANDING       SHARES      SHARES    OUTSTANDING
   ------       ---------   --------  -------------   ---------   --------  -------------     ---------   --------  -------------

Money Market     [     ]    [     ]         ___%      [     ]    [      ]          ___%        [     ]    [     ]         ___%

Bond Income      [     ]    [     ]         ___%      [     ]    [      ]          ___%        [     ]    [     ]         ___%

TOTAL            [     ]    [     ]         ___%      [     ]    [      ]          ___%        [     ]    [     ]         ___%

                              UL ACCOUNT
                ------------------------------------
                NUMBER OF   VALUE OF         %
                ---------   --------   -------------
    SERIES       SHARES      SHARES     OUTSTANDING
    ------      ---------   --------   -------------
Money Market     [     ]    [     ]            ___%

Bond Income      [     ]    [     ]            ___%

TOTAL            [     ]    [     ]            ___%

      New England Financial and MetLife have informed the Trust that, as of the Record Date, other than as set forth above, no person or company beneficially owned 5% or more of the shares of either Series, and that the Trust's officers and Trustees as a group owned less than 1% of the outstanding shares of each Series.

Other Matters

      The holders of 40% of the shares of each Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by New England Financial on behalf of the Trust. The total number of votes cast "for" approval of each proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast on each proposal. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining whether sufficient affirmative votes have been cast. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on the relevant proposal.

      In the event that a quorum is not present for purposes of acting on each proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting with respect to any proposal not so approved or adopted in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of any proposal as to which affirmative votes have been received. They will vote against any such adjournment those proxies required to be voted against such proposal as to which affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such proposal.

      Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are Proposals 1 and 2 referred to in the Notice of Special Meeting and described in this Proxy Statement. Nevertheless, Shareholders are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters that properly come before the Meeting and on all matters incidental to the conduct of the Meeting.

Principal Underwriter

      New England Securities Company, the principal underwriter of the Trust, is located at 399 Boylston Street, Boston, Massachusetts 02116.

Shareholder Proposals at Future Meetings

      The Trust does not hold annual or other regular meetings of its shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                      APPENDIX A


                             NEW ENGLAND ZENITH FUND

                              SUBADVISORY AGREEMENT
                   (STATE STREET RESEARCH MONEY MARKET SERIES)

         This Subadvisory Agreement (this "Agreement") is entered into as of November 21, 2001 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and State Street Research & Management Company (the "Subadviser").

         WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 as amended and restated as of January 1, 2000 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the State Street Research Money Market Series of the Trust (the "Series");

         WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

         WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

         1.       Subadvisory Services.

                  a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Subadviser shall invest and reinvest the assets of the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Series (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Series might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this
Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                  b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Trust's Board of Trustees) with copies of all material comments relevant to the Series received from the SEC following routine or special SEC examinations or inspections.

                  c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                  d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Series' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested.

         2.       Obligations of the Manager.

                  a. The Manager shall provide (or cause the Trust's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

                  b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Trust with respect to the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

         3. Custodian. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Trust's custodian, in the manner and form as required by the Trust's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Series' assets. Any assets added to the Series shall be delivered directly to the Custodian.

         4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Series.

         6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.15% of the first $100 million of the average daily net assets of the Series during the Series' then-current fiscal year, and 0.075% of such assets in excess of $100 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

         7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

         8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser with respect to the Series under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Trustees. The Subadviser agrees to indemnify the Manager for any loss, liability, cost, damage or expense (including reasonable attorney's fees) resulting from a material misstatement or omission in the Series' Prospectus with respect to disclosure of the Series' investment objectives, policies and risks. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

         9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect until November 21, 2003, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

                  d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Subadviser; and

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

         10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

         11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         12.      General.

                  a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Series shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

                  b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

                  c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

         13.      Use of Name.

                  It is understood that the phrase "State Street" and "State Street Research" and any logos associated with that name are the valuable property of the Subadviser, and that the Trust has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Trust shall forthwith cease to use such phrases and logos.

                                   METLIFE ADVISERS, LLC

                                   By:
                                      -----------------------------------------
                                       John F. Guthrie, Jr.
                                       Senior Vice President


                                    STATE STREET RESEARCH & MANAGEMENT COMPANY


                                    By:
                                       ----------------------------------------
                                        Daniel R. Strelow
                                        Executive Vice President

                                                                      Appendix B


                             NEW ENGLAND ZENITH FUND

                              SUBADVISORY AGREEMENT
                   (STATE STREET RESEARCH BOND INCOME SERIES)

         This Subadvisory Agreement (this "Agreement") is entered into as of November 21, 2001 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and State Street Research & Management Company (the "Subadviser").

         WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 as amended and restated as of January 1, 2001 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the State Street Research Bond Income Series of the Trust (the "Series");

         WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

         WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

         1.       Subadvisory Services.

                  a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Subadviser shall invest and reinvest the assets of the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Series (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Series might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this
Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                  b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Trust's Board of Trustees) with copies of all material comments relevant to the Series received from the SEC following routine or special SEC examinations or inspections.

                  c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                  d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Series' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested.

         2.       Obligations of the Manager.

                  a. The Manager shall provide (or cause the Trust's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

                  b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Trust with respect to the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

         3. Custodian. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Trust's custodian, in the manner and form as required by the Trust's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Series' assets. Any assets added to the Series shall be delivered directly to the Custodian.

         4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Series.

         6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.20% of the first $250 million of the average daily net assets of the Series during the Series' then-current fiscal year and 0.15% of such assets in excess of $250 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

         7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

         8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser with respect to the Series under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Trustees. The Subadviser agrees to indemnify the Manager for any loss, liability, cost, damage or expense (including reasonable attorney's fees) resulting from a material misstatement or omission in the Series' Prospectus with respect to disclosure of the Series' investment objectives, policies and risks. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

         9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect until November 21, 2003, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

                  d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Subadviser; and

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

         10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

         11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         12.      General.

                  a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Series shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

                  b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

                  c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

         13.      Use of Name.

                  It is understood that the phrase "State Street" and "State Street Research" and any logos associated with that name are the valuable property of the Subadviser, and that the Trust has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Trust shall forthwith cease to use such phrases and logos.

                                   METLIFE ADVISERS, LLC

                                   By:
                                      -----------------------------------------
                                       John F. Guthrie, Jr.
                                       Senior Vice President


                                    STATE STREET RESEARCH & MANAGEMENT COMPANY


                                    By:
                                       ----------------------------------------
                                       Daniel R. Strelow
                                       Executive Vice President

                                                                      APPENDIX C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY STATE STREET

         State Street acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to the Series, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.


MONEY MARKET

OTHER FUND(S) WITH         NET ASSETS OF OTHER FUNDS                     RELATIONSHIP TO OTHER FUND
SIMILAR OBJECTIVES         AT AUGUST 31, 2001            FEE RATE(1)     (ADVISER OR SUBADVISER)

State Street Research
  Money Market Fund        $456.5 million                [      ]        Adviser
State Street Research
  Money Market Portfolio   $ 48.2 million                [      ]        Sub-Adviser


BOND INCOME

OTHER FUND(S) WITH         NET ASSETS OF OTHER FUNDS                     RELATIONSHIP TO OTHER FUND
SIMILAR OBJECTIVES         AT AUGUST 31, 2001            FEE RATE(2)     (ADVISER OR SUBADVISER)
Core Plus Fixed
  Income Fund              $ 43.4 million                [      ]        Adviser


----------
(1) [Disclose in footnotes the details of any fee waiver or expense reduction currently in effect.]
(2) [Disclose in footnotes the details of any fee waiver or expense reduction currently in effect.]

                            VOTING INSTRUCTION FORM

THIS VOTING INSTRUCTION FORM IS SOLICITED BY NEW ENGLAND LIFE INSURANCE COMPANY AND THE BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs New England Life Insurance Company ("New England Financial") that all shares of the State Street Research Money Market Series (the "Money Market Series") and the State Street Research Bond Income Series (the "Bond Income Series") (each, a "Series" and, collectively, the "Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's variable life insurance policies or variable annuity contracts be voted at the Special Meeting of Shareholders of the Trust on November 21, 2001 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

New England Financial is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                            PLEASE SEE REVERSE SIDE.

                              FOLD AND DETACH HERE

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.
                                            ---
      IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED
                               FOR THAT PROPOSAL.
                               ---

[ ] To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

--------------------------------------------------------------------------------
          If you wish to vote by Telephone/Internet see instructions.
    CALL ** TOLL FREE ** ON A TOUCH-TONE TELEPHONE 1-888-776-5660 - ANYTIME
                    There is NO CHARGE to you for this call.
--------------------------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership forms should be signed by an authorized person indicating the person's title.

          Date                                                 , 2001
              -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Signature(s), Title(s), (if applicable)
          PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 CONTROL NUMBER
                         FOR TELEPHONE/INTERNET VOTING



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MONEY MARKET SERIES
-------------------

  1. To approve a new subadvisory agreement between MetLife Advisers, LLC ("MLA") and State Street Research & Management Company ("State Street") (with respect to the Money Market Series.)

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

BOND INCOME SERIES
------------------

2. To approve a new subadvisory agreement between MLA and State Street with respect to Bond Income.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

                            VOTING INSTRUCTION FORM

THIS VOTING INSTRUCTION FORM IS SOLICITED BY METROPOLITAN LIFE INSURANCE COMPANY AND THE BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") that all shares of the State Street Research Bond Income Series (the "Bond Income Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's variable life insurance policies or variable annuity contracts be voted at the Special Meeting of Shareholders of the Trust on November 21, 2001 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

MetLife is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                            PLEASE SEE REVERSE SIDE.

                              FOLD AND DETACH HERE

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.
                                            ---
 IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED FOR THAT
                                                                      ---
                                   PROPOSAL.

Please mark your class indicated in the example [X]

[ ] To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

BOND/INCOME SERIES
------------------
1. To approve a new subadvisory agreement between MetLife Advisers, LLC and State Street Research & Management Company with respect to the Bond Income Series.

                   FOR           AGAINST         ABSTAIN

                   [  ]            [  ]           [  ]
                    --              --             --

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.

Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                   Date                                , 2001
                       --------------------------------

                       --------------------------------
                    Signature(s), Title(s), (if applicable)

          PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE